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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


            In connection with the Annual Report of Lannett Company, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Farber, the Chief Executive Officer of the Company, and I, Larry Dalesandro, the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1. The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 13, 2004        s/William Farber
                         ----------------------------------------
                                  William Farber,
                                  Chief Executive Officer


Dated: February 13, 2004        s/Larry Dalesandro
                         ----------------------------------------
                                  Larry Dalesandro,
                                  Chief Financial Officer